UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-30B-2

                             SHAREHOLDER NEWSLETTER

                             Investment Company Act
                              File number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                 (206) 624-6166
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period: November 22, 2010

                         KAVILCO INCORPORATED NEWSLETTER
                                  NOVEMBER 2010

DIVIDEND DECLARATION
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I  am  pleased  to  announce that on November 5, 2010, the  Board  of  Directors declared a cash dividend of $64.00 per share of which $7,573 is long-term capital gains. The drop in your dividend is primarily attributed to a major reduction in 7(i) revenue. This dividend was paid to shareholders of record as of November 8, 2010. The Board of Directors and management are constantly monitoring the financial arena to better our returns. The dividend was payable on November 22, 2010. Your dividend check is enclosed with this newsletter unless you have direct deposit.

HISTORICAL DISTRIBUTION FACTS: After the 1980 timber sale to ITT Rayonier, Kavilco had a net worth of $22,812,918.

As of 2010, Kavilco has made $45,965,039 in dividend payments. We distributed more than the entire net worth of Kavilco, which has an audited asset base of $39,178,868.

In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means we have saved $11,904,360 in corporate taxes. The tax savings are passed on to the shareholder.

Since 1990, a person owning 100 shares is $99,203 richer because we are an investment company. An added benefit of being an investment company is that Kavilco is subject to SEC regulations protecting its shareholders.

DIRECT DEPOSIT
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*Your money is credited to your bank account on the distribution date.

*Access your money the same day by check, ATM or debit card.

*Eliminate the risk of lost or stolen checks.

*Eliminate delays caused by relying on the mail.

*NO COST to sign up or receive Direct Deposit.

*Request  a  Direct Deposit form by calling Kavilco toll free 1-800-786-9574  or
visit our    website and print the form.

HIGHLIGHTS OF THE ANNUAL MEETING
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PRESIDENT'S REPORT

Kavilco's 37th Annual Meeting was represented by 68% of our shareholders, either in person or by proxy. Julia Coburn opened the meeting with a prayer. The announced dividend was $64.00 per share. This represents a $14.00 decrease over last year's dividend.

MEMORANDUM OF UNDERSTANDING. Kavilco continues to work in collaboration with the Organized Village of Kasaan (OVK) on the restoration of Chief Son-I-Hat's Whale House/Naay I'waans. Kasaan Haida Heritage Foundation (KHHF) and OVK will research grant opportunities together.

SHAAN SEET AGREEMENT. Kavilco has entered into an Agreement with Shaan Seet Incorporated (SSI). SSI has been awarded an American Recovery and Reinvestment Act contract by the State of Alaska to improve forest health on approximately 60 acres of Kavilco lands by conducting precommercial trimming. The Agreement has been in force since June 2010 and will terminate on December 31, 2010. SSI is responsible for all costs associated with the Agreement.

COLUMBIA HELICOPTERS LEASE. Columbia Helicopters has leased 2.5 acres on Smith Cove to construct a septic drain field. The term of the lease is for one year commencing December 15, 2010 in the amount of $7,500. If the lessee holds over after the end of the term, the tenancy will become a month-to-month lease for $650 per month due on January 15, 2012 and the 15th of each succeeding month.

7(i) DISTRIBUTION. The Sealaska 7(i) distribution will be made on December 3, 2010, but the amount is unknown as of the date of the annual meeting.

INDEPENDENT PROXY SOLICITATION. Any shareholder who wishes to run independently for the Board must contact Kavilco management for the new requirements of Kavilco's amended Bylaws. We encourage shareholders to seek legal counsel regarding the filing requirements of the U.S. Securities and Exchange Commission
(SEC) well in advance of the annual meeting. As an investment company registered with the SEC, Kavilco is subject to many of the proxy solicitation rules applicable to large public companies and the complexity of these rules require legal consultation.

SHAREHOLDER COMMENTS. FREDERICK O. OLSEN, JR. inquired about the double-wide trailer, bunkhouse and shop building lease income. Full Metal Minerals of Vancouver, Canada was leasing the shop, double-wide trailer and bunkhouse but has not paid rent or utilities since April 1, 2010. Mr. Thompson suggested auctioning off the equipment Full Metal Minerals has left behind.

Mr. Olsen also asked if a shareholder interested in running for the Board can get assistance from Kavilco in the form of a proxy solicitation template. Mr. Thompson reminded Mr. Olsen that Kavilco does provide proxy solicitation guidelines for any shareholder wishing to run as an independent candidate. And while proxy rules do not entitle a shareholder to a shareholder list for soliciting proxies, Kavilco will, at our option, provide the shareholder with a copy of our shareholder list. He repeated that any shareholder who is interested in running for the Board must comply with Kavilco's Bylaws and SEC requirements. Scott Burns noted that Kavilco's management proxy is a template because it has been approved by the SEC.

DIRECTOR KENNETH GORDON added that when he decided to run as an independent Board candidate, he spent hours of time researching the correct process and procedures for creating his proxy ballot.

JULIA COBURN asked if Mr. Thompson was moving out of Kasaan. Mr. Thompson replied that he had sold his house and property to OVK. He has since moved out of the house but purchased the Peele property and has plans to construct a modular home. Ms. Coburn also noted that the double-wide appears to need cleaning. Mr. Thompson responded that Kavilco is looking into replacing the aged structure.

LUKE BREINIG suggested investing $100,000 to support precious metals and mineral sampling from Kavilco property. Mr. Thompson commented that Eagle Industrial Minerals had already invested thousands of dollars investigating mineral deposits on Kavilco's land and has given up on the project. The Board responded that as a registered investment company, Kavilco can only invest in securities.

JUANITA SMITH FISHER asked why a shareholder can no longer run from the floor or be included on the management proxy as a write-in candidate, like the senatorial race from Alaska. In response to the first question, earlier this year Kavilco adopted amendments to its bylaws that specifically instituted procedures for dealing with nominations to the Board. The bylaws state that the Chairman of a meeting of shareholders may refuse to acknowledge the nomination of any person or proposal of business not made in compliance with "the procedures set forth in the bylaws." Accordingly, Kavilco may decline to recognize any nominations made from the floor of the annual meeting, unless a notice of the nomination has been provided in accordance with the bylaws. Answering the second question, Mr.
Thompson stated that state law is different from federal law. There are no provisions for write-in candidates under the SEC.

LINDA WHITE commented on Mr. Olsen's request for a proxy template and Ms. Fisher's questions about running from the floor and write-in candidates. She noted that Kavilco has rules and regulations that are in place for the benefit all of the shareholders and that each shareholder should live by those rules.

ELECTION RESULTS. On the proxy ballot this year were Laird A. Jones, Melanie Locklear and Louis A. Thompson. All three incumbent Directors were re-elected with no opposition. The selection of Moss Adams LLP as Kavilco's independent public accountants was ratified. Votes for: 5,631; against 62; abstain 568; discretionary 248.

At the Board of Directors meeting following the Annual Meeting all of the incumbent officers were re-elected. Kavilco's Officers are: Louis A. Thompson, President; Louis Jones, Sr., Vice President; John Campbell, Secretary; Scott Burns, Chief Financial Officer.

I wish to extend a personal thank you to the shareholders and the Board for their support over the years. Please feel free to contact me at the Field Office in Kasaan, 907-542-2214, or toll free at our Seattle office, 800-786-9574.

CFO'S REPORT
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Mr.  Burns started off his discussion on the economy. The unemployment  rate  is currently 9.8%. If you add to this figure people who work part-time but want a full time job or have fallen off the unemployment rolls, we have 27 million people unemployed which represents 17.1% of the work force.

New housing has led our economy in seven of the last eight recessions. So far new housing starts are at historical lows and if Congress does not extend the Bush tax cuts, there is a good chance we could witness a double dip recession.

7(i) is a provision in the Alaska Native Claims Settlement Act that directs regional corporations to share with Native shareholders a portion of income derived from sales of natural resources on Native land. Last year we received a record $237,000 in 7(i) revenue. So far this year we have only received $21,000 in 7(i) revenue. This is the primary reason why your dividend is less than you received last year.

As of the end of October 2010, we have 24 equity positions and 39 corporate bond investments in our portfolio. The only position that is still cause for concern is Transocean Inc, a company that we have a $1,477,590 bond investment. As you are well aware of, the BP oil spill has had a disastrous impact on the Gulf of Mexico. The deep water drilling rig that blew up was owned by Transocean. Various investigations into this matter point to negligent business practices on behalf of BP and a subcontractor that worked on the well at the time of the explosion. There will be lawsuits but it does not appear that it will impact our interest and principal payments. This issue is discussed at every Board meeting.

KAVILCO.COM
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It  is  important  for  Kavilco  to have your most current  shareholder  contact information and to know who will receive your shares after your death. Kavilco's website, kavilco.com has frequently requested affidavits and forms available in PDF files. You must have Adobe Acrobat 6.0 or better to view the forms and/or print. You may download a freeware copy from the website.

In an effort to keep communication clear and consistent with our shareholders, Kavilco has added a "Frequently Asked Questions" page which answers many shareholder questions and provides links to find additional information. Please call the shareholder toll free number 1-800-786-9574 if you have additional questions or need a form that is not available on the website.

ANNUAL AUCTION & RAFFLE RAISES $5,667!
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Kasaan Haida Heritage Foundation thanks all generous donors and participants who helped make the annual auction and raffle a great success. Our full list of contributions and donations will be included in the Fall 2011 KHHF Newsletter. Through the combined efforts of many people, KHHF raised $5,667.

Haw'aa! to everyone. Following is our current list of non-Kavilco Board members and suggestion contributors who have given time and effort to making our annual fundraiser successful: Linda Koons Auger, Luke Breinig, Della Coburn, Diane Demmert, Audrey Escoffon, Juanita Smith Fisher, Eleanor and Ron Hadden, Amanda Hendrixson, Janelle Hyatt, Mary Jones, Mike A. Jones, Paige Jones, Sydney Locklear, Hailee and Jenna Miller, Frederick O. Olsen, Jr., Eliza Wallace, Linda White.

And the winners were: 50/50 Raffle ($450)-Amanda Hendrixson; Grand Prize Raffle Basket-Norman Jackson; Winning auction bid for Haida Bear Drum by artist Ardath Peterson - Richard Peterson for POWTEC ($450).

Our auction/raffle is expanding every year and we welcome volunteers! If you have ideas or contributions to share, or would like to help out with gathering donations, basket filling, ticket sales, and all-around help with the auction, or other KHHF fundraising, please contact Jeane Breinig at jeanebreinig@gmail.com.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO